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                                                                   EXHIBIT 10.21


                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


     The Employment Agreement (the "Agreement") between ICO, Inc., a Texas corporation (the "Company") and Sylvia A. Pacholder (the "Executive") dated April 1, 1995, as amended by the First Amendment to Employment Agreement dated June 14, 1996 and as amended by the Second Amendment to Employment Agreement dated February 7, 1997, is amended hereby as follows:

     Paragraph 6(b) of the Agreement is amended to replace the words "three-year" in the first sentence thereof with "five-year."

     Paragraph 6(d)(i)(C) of the Agreement is amended to replace the first word thereof "three" with "five."

     Paragraph 6(d)(iv) of the Agreement is amended to replace the fourth word thereof "three" with "five."

     Paragraph 6(d)(i)(B) of the Agreement is amended to replace the words "a particular year" in the fourth line thereof with "the particular year in which the termination occurs."

     Except as amended by this Third Amendment, all other provisions of the Agreement, as amended to date, hereby are ratified and affirmed.

     In witness whereof, the Executive has set her hand hereunto, and, pursuant to the authorization from the Compensation Committee of the Board of Directors, the Company has caused these presents to be executed in its name on its behalf, this 4th day of September, 1998.


                                       /s/ Sylvia A. Pacholder
                                       -----------------------------------
                                       Sylvia A. Pacholder

                                       ICO, Inc.

                                       By: /s/ Jon C. Biro
                                           -------------------------------
                                       Name: Jon C. Biro
                                             -----------------------------
                                       Title: Sr. Vice President/Treasurer
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